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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our reports dated January 31, 2000, in
the Registration Statement (Form S-1 No. 333-    ) and related Prospectus of
Cysive, Inc. for the registration of shares of its common stock.




                                    /s/  Ernst & Young LLP


McLean, Virginia
February 18, 2000